UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

WASHINGTON TRUST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Broad Street
Westerly,	Rhode Island	02891
(Address of principal executive offices)		(Zip Code)

(401)	348-1200
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of Washington Trust Bancorp, Inc. (the “Corporation”), held on April 26, 2022, the Corporation’s shareholders approved the Washington Trust Bancorp, Inc. 2022 Long Term Incentive Plan (the “2022 Plan”). The 2022 Plan permits the Corporation to grant equity awards to employees and directors in the form of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights. The maximum number of shares of common stock that may be issued under the 2022 Plan is 600,000. The foregoing description of the 2022 Plan is qualified in its entirety by reference to the text of the 2022 Plan, which was filed as Exhibit 10.1 to the Corporation’s Form S-8 filed on April 26, 2022 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 26, 2022, the Corporation held its 2022 Annual Meeting by remote communication. On the record date of March 1, 2022, there were 17,331,382 shares outstanding and eligible to vote, of which 14,675,846 shares, or 84.7%, were represented at the 2022 Annual Meeting.

The following is a brief description of each matter voted on by the Corporation’s shareholders at the 2022 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

Proposal 1
The election of four individuals to the Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified:

	Term	Votes For	Votes Withheld	Broker Non-votes
Steven J. Crandall	3 years	11,924,202	352,611	2,399,033
Joseph P. Gencarella, CPA	3 years	12,201,105	75,708	2,399,033
Edward O. Handy III	3 years	11,749,161	527,652	2,399,033
Kathleen E. McKeough	3 years	11,844,851	431,962	2,399,033
John T. Ruggieri	3 years	12,185,678	91,135	2,399,033

Proposal 2
Ratification of the selection of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,638,715	14,721	22,410	—

Proposal 3
Approval of the Washington Trust Bancorp, Inc. 2022 Long Term Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,746,218	507,798	22,797	2,399,033

Proposal 4
Approval, on a non-binding advisory basis, of the compensation of the Corporation’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,878,206	327,665	70,942	2,399,033

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit

10.1
Washington Trust Bancorp, Inc. 2022 Long Term Incentive Plan - Filed as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-8 (File No. 333-264484) filed with the Securities and Exchange Commission on April 26, 2022. (1) (2)

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date:	April 28, 2022	By:	/s/ Ronald S. Ohsberg
Ronald S. Ohsberg
Senior Executive Vice President, Chief Financial Officer and Treasurer